Exhibit 99.2 SECOND QUARTER 2020 Grifﬁn Capital Essential Asset® REIT Investor Update THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY A PROSPECTUS. A PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH AN OFFERING. NO OFFERING IS MADE TO NEW YORK RESIDENTS EXCEPT BY A PROSPECTUS FILED WITH THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THIS PROGRAM WILL BE ATTAINED.

CERTAIN INFORMATION INCLUDING, WITHOUT LIMITATION, PROJECTIONS, FORECASTS AND ESTIMATES, CONTAINED IN THIS QUARTERLY UPDATE, MAY CONSTITUTE “FORWARD-LOOKING STATEMENTS” WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD- LOOKING TERMINOLOGY SUCH AS “MAY,” “SHOULD,” “WOULD,” “EXPECT,” “ANTICIPATE,” “PROJECT,” “ESTIMATE,” “INTEND,” “CONTINUE” OR “BELIEVE” OR THE NEGATIVES THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. DUE TO VARIOUS RISKS AND UNCERTAINTIES, INCLUDING THOSE SET FORTH IN THE RISK FACTORS IDENTIFIED IN PART II, ITEM 1A OF OUR FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2020, AND IN THE “RISK FACTORS” SECTION OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019 AS FILED WITH THE SEC, ACTUAL EVENTS OR RESULTS OR THE ACTUAL PERFORMANCE OF THE COMPANY MAY DIFFER MATERIALLY FROM THOSE REFLECTED OR CONTEMPLATED IN SUCH FORWARD- LOOKING STATEMENTS AND, AS SUCH, INVESTORS SHOULD NOT RELY ON ANY SUCH STATEMENTS. 2

Table of Contents PAGE Second Quarter 2020 Highlights 4 Portfolio Update 6 Financial Performance Review 16 3

Second Quarter 2020 Highlights

Key Highlights Collected approximately 99% of contractual rent during the quarter and approximately 100% of contractual rent for the month of July. Achieved AFFO per share of $0.19, an increase of $0.02 per share compared to the same period last year. Signed 191,300 square feet of new and expansion leases with a weighted average lease term of approximately 10.2 years. Commenced leases on 785,138 square feet of space which was offset by 758,073 square feet of lease expirations and terminations, resulting in positive net absorption of 27,065 square feet. Completed the strategic disposition of a 273,241 square foot office property in Simi Valley, CA for total proceeds of $24.5 million, resulting in a gain of $4.3 million on the property’s carrying value. On July 17, 2020, announced an updated estimate of our net asset value of $8.86 per share as of June 30, 2020. On July 17, 2020, announced the reinstatement of the Distribution Reinvestment Plan and partial reinstatement of the Share Redemption Program for requests sought upon a stockholder's death, qualifying disability or determination of incompetence or incapacitation. 5

Portfolio Update

Portfolio Characteristics As of June 30, 2020 Total Enterprise Value1 $4.5 billion Acquisition Value $4.2 billion Number of Properties 99 Number of Buildings 122 Size of Portfolio (Square Feet) 27.0 million Occupied/Leased (Based on Portfolio Square Feet)2 87.7% / 88.6% Percentage of Cash Flow from Investment Grade Tenants3 59.0% Weighted Average Remaining Lease Term (Years) 7.2 Weighted Average Loan Maturity (Years)4 5.2 Current Weighted Average Debt Rate5 3.26% Weighted Average Annual Rent Increase6 2.0% 1. Total Enterprise Value includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus unconsolidated debt - pro rata share, plus preferred equity, plus total outstanding shares multiplied by the NAV, less cash and cash equivalents - excludes restricted cash. Total outstanding shares include limited partnership units issued and shares issued pursuant to the DRP, net of redemptions. 2. The decrease in occupancy is primarily related to the vacancies of AMEX (0.3 million square feet), IBM (approximately 0.3 million square feet), McDermott (0.1 million square feet); offset by the addition of Pepsi Bottling Ventures (0.5 million square feet). 3. Investment grade designations are those of either tenants, guarantors and/or non-guarantor parents with investment grade ratings or Bloomberg equivalent ratings. The increase in investment grade is primarily the result of the following tenant: Restoration Hardware. 4. The weighted average loan maturities for the Company’s fixed-rate and variable-rate debt are 6.8 and 3.7 years, respectively. Including the effect of interest rate swaps, the weighted average loan maturities for the Company’s fixed-rate and variable-rate debt are 5.5 and 3.0 years, respectively. 5. Current period debt rate includes the effect of four interest rate swaps for a total of $750 million and excludes the effect of debt premiums/discounts and deferred financing costs. 6. Weighted average rental increase is based on the remaining term of each lease on a combined basis as of June 30, 2020. 7

AS OF JUNE 30, 2020 Diversified National Portfolio Freight The portfolio is comprised of 99 properties located in 25 states and 114 tenants throughout the U.S. Note: Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. 8

AS OF JUNE 30, 2020 Portfolio Concentration Tenant Business Diversity 1 (By % of Net Rent) 2 Our management makes a Capital Goods, 14.2% Health Care Equipment & Services, 9.6% conscious effort to achieve Retailing, 8.9% diversification by tenant industry Insurance, 8.6% Consumer Services, 7.8% as our portfolio grows. As of Telecommunication Services, 6.7% June 30, 2020, our analysis Diversified Financials, 6.5% segmented the REIT’s portfolio Technology Hardware & Equipment, 5.7% Consumer Durables & Apparel, 5.2% 1 into 22 industry groups. Energy, 5.1% All Others, 21.7%3 1. Industry classification based on the Global Industry Classification Standards (GICS). 2. Capital goods includes the following industry sub-groups: Aerospace & Defense (5.8%), Industrial Conglomerates (5.1%), Construction & Engineering (1.2%), Electrical Components & Equipment (0.9%), Industrial Machinery (0.5%), Construction Machinery & Heavy Trucks (0.4%), Building Products (0.3%). 3. All others consist of revenue concentration by industry equal to or less than 4.3%, as follows: Utilities (4.3%); Software & Services (4.2%); Banks (3.2%); Materials (2.2%); Commercial & Professional Services (2.0%); Food, Beverage & Tobacco (1.7%); Media (1.6%); Pharmaceuticals, Biotechnology & Life Sciences (1.0%); Automobiles & Components (0.7%); Transportation (0.7%); Real Estate (0.03%); Food & Staples Retailing (0.1%). 9

AS OF JUNE 30, 2020 Portfolio Concentration (cont’d) Geographic Distribution Asset Allocation (By % of Net Rent) (By % of Net Rent) Texas 11.4% All Others1 24.3% California 10.1% Office 83.3% Florida 3.7% Ohio 9.4% North Carolina 4.6% Industrial/ Manufacturing/ Colorado Arizona Flex 5.0% 8.9% 16.7% New Jersey 6.3% Georgia Illinois 8.6% 7.7% 1. All others account for less than 3.7% of total net rent for the 12-month period subsequent to June 30, 2020 on an individual basis. 10

AS OF JUNE 30, 2020 Portfolio Concentration (cont’d) Credit Characteristics1 Public/Private Composition2 (By % of Net Rent) (By % of Net Rent) Investment Grade 59.0% Public 84.5% BBB WEIGHTED AVERAGE Unrated Credit 6.3% CREDIT RATING Sub-investment Grade Private 15.5% 34.7% 1. Investment Grade are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. 2. Public represents the percentage of either tenants, guarantors, and/or non-guarantor parents that have one or more class of securities which are publicly traded on a national securities exchange. 11

Strong Tenant Profile: Top 10 Tenants As of 6/30/20 As of 3/31/20 Top Tenants % of Portfolio1 Ratings 2 Ratings2 3 4.0% BBB+ BBB+ 3.4% B+4 B+4 3.1% A- A- 3.1% BBB+ BBB+ 2.9% BB+ BB+ 1. Based on net rental payment 12-month period subsequent to June 30, 2020. 2. Represents S&P ratings of tenants, guarantors, 2.6% AA AA or non-guarantor parent entities, unless otherwise noted. 3. Represents the combined net rental revenue for 2.5% B B the Atlanta, GA; West Chester, OH; and Houston, TX properties. 4. Represents what management believes to be 2.5% BBB-5 BB6 the equivalent of what would have been issued by S&P as derived from an HY4 rating issued by Bloomberg. 2.5% BB+ BB+ 5. Represents what management believes to be the equivalent of what would have been issued by S&P as derived from an IG10 rating issued by 2.3% BB+ BB+ Bloomberg. 6. Represents what management believes to be the equivalent of what would have been issued TOTAL 28.9% by S&P as derived from an HY2 rating issued by Bloomberg 12

Asset Management: Second Quarter 2020 New Lease Activity Tenant Name Fortune 100 E-Commerce Company Location Arlington Heights, IL Sq. Ft. 182,863 Lease Commencement July 15, 2020 Lease Term 123 months (10.25 years) Comments Replaced the prior tenant with a leading Fortune 100 E-Commerce Company. Prior tenant’s lease was terminated effective April 20, 2020, which included a termination fee of $10.9 million. 13

Asset Management: Second Quarter 2020 (cont’d) Renewal/Expansion Lease Activity Lease Tenant Property Address Square Feet Comments Commencement • Expansion of existing lease. Altium now leases a collective 58,812 square feet at 2500 Windy Ridge Parkway 7/1/2020 the property (18.2% of the property’s total rentable square feet) through Atlanta, GA 6,962 November 2031. • Expansion lease which commenced (retroactively) January 1, 2020 but the rent 2500 Windy Ridge Parkway 7/1/2020 commenced July 1, 2020. Floor & Décor now leases a collective 186,948 square Atlanta, GA 1,475 feet at the property (58.0% of the property’s total rentable square feet) through June 2031. Lease Termination Lease Termination Tenant Property Address Square Feet Comments Date • Lease was scheduled to expire on June 30, 2025 but Nokia had already vacated the property. 1455 W Shure Dr 182,863 4/20/2020 Arlington Heights, IL • Replaced Nokia with a Fortune 100 E-Commerce Company for a term of 123- months while simultaneously securing a termination payment of $10.9 million. 14

Asset Management: Second Quarter 2020 (cont’d) Property Sale Tenant Property Location Square Feet Comments • Property sold on June 30, 2020 for a sale price of $24.5 million. • The sale generated a gain of $4.3 million on the property’s carrying value. Simi Valley, CA 273,241 • Bank of America, N.A. leases 100% of the property through December 2020 and had previously stated its intent to vacate upon expiration. 15

Financial Performance Review

AS OF JUNE 30, 2020 Capital Structure Overview Enterprise Value Common Equity $2.0 billion OP Units 0.3 billion Secured Debt 21.8% Total Equity 2.3 billion Unconsolidated Debt Secured Debt 1.0 billion (pro rata share) Unsecured Net Debt 1.2 billion 1.8% Unconsolidated Debt (Pro Rata Share) 0.1 billion Total Debt (Pro Rata Share) 2.3 billion Unsecured Net Debt Less: Cash and Cash Equivalents – excl. restricted (0.2) billion 23.7% Total Net Debt (Pro Rata Share) 2.1 billion Preferred Equity 0.1 billion Total Enterprise Value $4.5 billion Preferred Equity Ratios Common Equity 2.8% Fixed Charge Coverage (Quarter to Date) 1 3.2x 43.7% Interest Coverage (Quarter to Date) 2 3.8x OP Units 6.2% Net Debt (Pro Rata Share) / Enterprise Value 46.2% Net Debt (Pro Rata Share) / Total Real Estate Acquisition Price 3 48.5% 1 . Net Debt (Pro Rata Share) / Adjusted EBITDA 7.5x 1. Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt was in place at the beginning of the period plus preferred unit distributions, if any, as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on August 12, 2020. 2. Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on August 12, 2020. 3. Total Real Estate Acquisition Price includes our pro rata share from unconsolidated joint venture. 17

AS OF JUNE 30, 2020 Conservative Balance Sheet with Ample Liquidity Capitalization Consolidated Debt Composition (Including Effect of Interest Rate Swaps) Unconsolidated Debt 2.0% (Pro Rata Share) 46.0% Common Equity & OP Units 82.0% Fixed Rate Debt Floating Rate Debt Preferred Equity 49.0% 18.0% 3.0% Consolidated Debt Available Liquidity (in thousands $) Consolidated Collateralization Breakdown $176,707 Revolving Credit Facility Unsecured Debt $- 47.0% 53.0% Cash Secured Debt $167,535 18

Financial Performance (in thousands, except per share amounts) Three Months Ended June 30, 2020 2019 Total Revenue $ 105,427 $ 103,356 Net income attributable to common stockholders per share, basic and diluted $ 0.01 $ 0.06 Adjusted EBITDA (Per Loan Agreement)1 $ 69,573 $ 68,679 2 FFO attributed to common stockholders and limited partners $ 55,323 $ 54,106 2 FFO per share, basic and diluted $ 0.21 $ 0.21 3 AFFO available to common stockholders and limited partners $ 49,997 $ 43,198 3 AFFO per share, basic and diluted $ 0.19 $ 0.17 Distributions:4 Cash Distributions $ 22,867 $ 26,387 Distribution Reinvestment Plan (DRP)5 $ (2) $ 13,182 Total Distributions $ 22,865 $ 39,569 1. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on August 12, 2020. 2. FFO reflects distributions paid to redeemable preferred shareholders. 3. See reconciliation of AFFO in the earnings release filed on August 12, 2020. 4. Represents distributions paid and declared to common stockholders and non-controlling interest. 5. Negative value for three months ended June 30, 2020 represents prior quarter true-up adjustments in the current quarter. 19

Determination of NAV (in thousands, except per share amounts) Set forth below are the components of our daily NAV as of June 30, 2020 and March 31, 2020, calculated in accordance with our valuation procedures (in thousands, except share and per share amounts): June 30, 2020 March 31, 2020 Gross Real Estate Asset Value $ 4,295,142 $ 4,431,973 Investments in Unconsolidated Entities 2,485 2,652 Management Company 230,000 230,000 Interest Rate Swap (Unrealized Loss) (64,515) (56,651) Perpetual Convertible Preferred Stock (125,000) (125,000) Other Assets, Net 151,250 38,293 Total Debt (Adjusted Fair Value) (2,171,440) (2,086,121) NAV $ 2,317,922 $ 2,435,146 Total Shares and OP Units Outstanding 261,628,173 261,935,169 NAV per share1 $ 8.86 $ 9.30 1. Represents the average NAV per share across all share classes. NAV per share for each share class varies, primarily due to differences in class-specific fee structure. 20

Share Performance

Total Return as of June 30, 2020(%)[1]

			Excluding Sales Load[2]		Including Sales Load
Share Class/ Index	Ticker	Inception Date[3]	Quarter Ended June 30, 2020	Since Inception (Annualized)	Since Inception (Annualized)
Class T	ZGEATX	9/20/2017	-4.00%	2.99%	1.63%
Class S	ZGEASX	9/20/2017	-3.89%	2.99%	1.68%
Class D	ZGEADX	9/20/2017	-3.82%	3.68%	3.68%
Class I	ZGEAIX	9/20/2017	-3.65%	3.98%	3.98%
Class A	ZGEAAX	9/23/2014	-3.92%	6.06%	3.94%
Class AA	ZGEAQX	11/2/2015	-3.92%	4.34%	3.43%
Class AAA	ZGEAPX	4/25/2016	-3.92%	5.14%	4.89%
Class E	ZGEAEX	11/6/2009	-3.68%	7.61%	6.36%

1. Future performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns reflect the percent change in the net asset value per share from the beginning of the applicable period, plus the amount of any distributions paid during the period, and assumes distributions are reinvested pursuant to our distribution reinvestment plan. Performance for Class E shares includes the performance of common in EA-1, prior to the Mergers on April 30, 2019. Please consult your financial professional for more information.
2. Returns exclude the impact of applicable sales load. Sales load for Class T, S, D and I shares are defined as the amount of selling commissions and dealer manager fees, as applicable, consistent with the calculation of gross offering price for such shares. For Class A, AA, AAA and E shares, sales load is defined as applicable front-end selling commissions, dealer-manager fees and estimated issuer offering and organizational expenses in conformity with the definition of "Net Investment" set forth in NASD Rule 2340.
3. Inception date for Class AA, AAA, T, S, D and I shares is the date upon which we began offering such share classes in our initial and follow-on primary offerings, as applicable. Inception date for Class A shares is the date upon which we satisfied our minimum offering requirement in our initial public offering, which occurred on September 23, 2014. Inception date for Class E shares is the date upon which EA-1 began offering shares of common stock in its initial public offering, which occurred on November 6, 2009.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT

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AS OF JUNE 30, 2020 Debt Maturity Schedule (including effect of interest rate swap) (Dollars in Thousands) Weighted Average Debt Maturity: 5.2 years $900,000 $743,7171 $750,000 $600,000 $433,9302 $375,0005 $450,000 $250,0006 (Thousands) $300,000 $126,9703 $150,0004 $104,8287 $150,000 $0 $0 $0 $0 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 1. Represents the Revolving Credit Facility, assuming the one-year extension on the Revolving 4. Represents the 2026 Term Loan. NOTE: Principal repayments on the individual Credit Facility is exercised upon maturity as well as the Emporia, Midland, Samsonite, and 5. Represents the Bank of America Loan. mortgages do not include the net debt HealthSpring mortgage loans and the 2023 Term Loan. 6. Represents the Bank of America/KeyBank Loan. premium/(discount) of ($0.8) million and 2. Represents the Highway 94 and PBV mortgage loan and the 2024 Term Loan. 7. Represents the AIG loan II. deferred financing costs of $8.1 million. 3. Represents the AIG mortgage loan. 22

1520 E. Grand Avenue 949.270.9300 El Segundo, CA 90245 www.gcear.com For more information visit www.gcear.com